UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

ATHENA GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Effective September 30, 2024 Athena Gold Corporation (the “Company”) Company has executed a Purchase and Sale Agreement (the "PSA") dated September 30, 2024 with Libra Lithium Corp. ("Libra"), a privately-held company, to acquire up to a 100% right, title and interest in the Laird Lake and Oneman Lake gold projects in Ontario (collectively called the "Properties") (the "Acquisition") as more particularly described in the PSA, a copy of which is filed herewith as Exhibit 10.1.

Under the terms of PSA Athena will acquire Libra's Laird Lake and Oneman Lake projects in Ontario through the issuance of 43,865,217 common shares from our British Columbia Canada subsidiary (Nova Athena Gold Corporation) to Libra. Upon completion of the planned amalgamation and continuation, Libra will own 43,865,217 shares in Athena upon completion of the planned amalgamation.

ITEM 7.01	REGULATION FD DISCLOSURE

On October 1, 2024, the Company issued a press release announcing the execution of the PSA described above in item 1.01 above. In addition, the press release indicated that, upon final regulatory approvals, members of Libra's board and management teams are expected to join Athena Gold. David Goodman, LLB, CFA, will join the Board of Directors as Chairman and Koby Kushner, P.Eng., CFA, will take on the role of President, CEO, and Director. John Power, current President of Athena Gold, is expected to remain as Secretary and Director. Ty Minnick will remain as Chief Financial Officer. The Board of Directors will consist of Athena's current Board of Directors which includes John Power, Brian Power and John Hiner and be expanded to five members with David Goodman and Koby Kushner. Members from Libra's technical team, Benjamin Kuzmich, MSc, P.Geo, and Andrew Jedemann, MSc, P.Geo, are expected to join Athena Gold as Vice President, Exploration, and Exploration Manager, respectively. A copy of the press release is filed herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibits hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Item	Title
10.1	Purchase and Sale Agreement
99.1	Press Release dated October 1, 2024
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: October 2, 2024	By:	/s/ John C. Power
John C. Power, President

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